Van Kampen High Income Trust II Item 77(O)
                   10F-3 Transactions January 1, 2007 - June

                                   30, 2007

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SECURI   PURCH   SIZE   OFFER   TOTAL    AMOUNT   % OF    % OFS  BROKERS  PURCHA
  TY      ASE/    OF     ING    AMOUNT     OF    OFFERI   FUNDL            SED
PURCHA   TRADE   OFFER  PRICE     OF     SHARES    NG     TOTAT            FROM
 SED      DATE    ING     OF   OFFERIN   PURCHA  PURCHA   ASSES
                        SHARE     G       SED      SED
                          S                BY      BY
                                          FUND    FUND
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                                                                  Citi,
Capmar   05/03    --    $99.9  1,200,0   205,00  0.020%   0.14%  Credit   Citigr
  k       /07             6     00,000     0                     Suisse,   oup
Financ                                                            Goldm
 ial                                                               an,
Group                                                            Sachs &
5.875%                                                            Co.,
 due                                                              Deuts
05/10/                                                             che
 2012                                                             Bank
                                                                  Secur
                                                                 ities ,
                                                                  JPMor
                                                                  gan,
                                                                   RBS
                                                                  Green
                                                                  wich
                                                                  Capit
                                                                   al,
                                                                  Daiwa
                                                                  Secur
                                                                  ities
                                                                  SMBC
                                                                 Europe,
                                                                  Mitsu
                                                                  bishi
                                                                   UFJ
                                                                  Secur
                                                                 itiesr
                                                                  Wacho
                                                                   via
                                                                  Secur
                                                                 itiesr
                                                                  WestL
                                                                  B AG,
                                                                  Banc
                                                                   of
                                                                 America
                                                                  Secur
                                                                  ities
                                                                  LLC,
                                                                  Natix
                                                                   is,
                                                                   RBC
                                                                 Capital
                                                                  Marke
                                                                   ts,
                                                                 Scotia
                                                                  Capit
                                                                   al,
                                                                 Lehman
                                                                  Broth
                                                                  ers,
                                                                 Morgan
                                                                  Stanl
                                                                   ey,
                                                                 Shinsei
                                                                  Inter
                                                                  natio
                                                                   nal
                                                                 Limited
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                                                                  Citi,
                                                                 Credit
Capmar   05/03     _    $99.8  500,000   85,000  0.020%   0.06%  Suisse,  Credit
  k       /07             4      ,000                             Goldm   Suisse
Financ                                                             an,
 ial                                                              Sachs
Group                                                               &
6.30%                                                             Co.,
 due                                                              Deuts
05/10/                                                             che
 2017                                                             Bank
                                                                  Secur
                                                                 ities,
                                                                  JPMor
                                                                  gan,
                                                                   RBS
                                                                  Green
                                                                  wich
                                                                  Capit
                                                                   al,
                                                                  Daiwa
                                                                  Secur
                                                                  ities
                                                                  SMBC
                                                                 Europe,
                                                                  Mitsu
                                                                  bishi
                                                                   UFJ
                                                                  Secur
                                                                 itiesr
                                                                  Wacho
                                                                   via
                                                                  Secur
                                                                 itiesr
                                                                  WestL
                                                                 B  AG,
                                                                  Banc
                                                                   of
                                                                  Ameri
                                                                   ca
                                                                  Secur
                                                                  ities
                                                                  LLC,
                                                                  Natix
                                                                   is,
                                                                   RBC
                                                                 Capital
                                                                  Marke
                                                                   ts,
                                                                 Scotia
                                                                  Capit
                                                                   al,
                                                                 Lehman
                                                                  Broth
                                                                  ers,
                                                                 Morgan
                                                                  Stanl
                                                                   ey,
                                                                 Shinsei
                                                                  Inter
                                                                  natio
                                                                   nal
                                                                 Limited
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                                                                   JP
                                                                 Morgan
Dynegy   05/17     _    $100.  1,100,0   160,00   0.11%   0.01%   Citi,   JPMorg
Holdin    /07             00    00,000     0                     Credit     an
  gs                                                             Suisse,
 Inc.                                                              ABN
7.75%                                                             AMRO
 due                                                             Incorp
06/01/                                                           orated,
 2019                                                             Banc
                                                                   of
                                                                 America
                                                                 Securi
                                                                  ties
                                                                  LLC,
                                                                 Lehman
                                                                 Brothe
                                                                   rs,
                                                                 Merril1
                                                                  Lynch
                                                                 & Co.,
                                                                 Morgan
                                                                 Stanle
                                                                 y, BNP
                                                                 Pariba
                                                                   s,
                                                                 Calyon
                                                                 Securi
                                                                  ties
                                                                 (USA),
                                                                 Dresdn
                                                                   er
                                                                 Kleinw
                                                                  ort,
                                                                 Goldma
                                                                   n,
                                                                  Sachs
                                                                 & Co.,
                                                                   RBS
                                                                 Greenw
                                                                   ich
                                                                 Capita
                                                                   l,
                                                                 Scotia
                                                                 Capita
                                                                   l,
                                                                 Wedbush
                                                                 Morgan
                                                                 Securi
                                                                  ties
                                                                  Inc.,
                                                                 Wachov
                                                                   ia
                                                                 Securi
                                                                  ties
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                                                                 Banc of
                                                                 America
                                                                 Securi
 FMC     06/26     -    $98.2  500,000   1,000,   0.02%   0.68%   ties     Banc
Financ    /07             3      ,000     000                     LLC,      of
e III                                                            Deutsc   Americ
  SA                                                               he       a
6.875%                                                            Bank
07/15/                                                           Securi
 2017                                                             ties,
                                                                 Morgan
                                                                 Stanley
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